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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 11, 2006

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-8176                    95-1840947
(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                       90017-3782
(Address of principal executive offices)                              (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                       if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events


On April 11, 2006, the Company issued a press release announcing that Stephen J. Held was promoted to President, Southwest Water Services Group.


The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.



Item 9.01   Financial Statements and Exhibits

(c)    Exhibits


Exhibit
  No.                            Description
--------  -------------------------------------------------------------------
99.1 Press release dated April 11, 2006, announcing the promotion of Stephen J. Held to President, Southwest Water Services Group.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:    /s/ Cheryl L. Clary
                                              ----------------------------------
                                              Name: Cheryl L. Clary
                                              Title: Chief Financial Officer

Date: April 11, 2006


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                                  Exhibit Index

Exhibit
  No.                            Description
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99.1      Press release dated April 11, 2006, announcing the promotion of
          Stephen J. Held to President, Southwest Water Services Group.



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